FirstNet	12 Months Ended
Dec. 31, 2017
Contractors
Long-term Contracts or Programs Disclosure [Text Block]

NOTE 17. FIRSTNET

In March 2017, the First Responder Network Authority (FirstNet) announced its selection of AT&T to build and manage the first nationwide broadband network dedicated to America’s first responders. By January 2018, all 56 jurisdictions, including 50 states, the District of Columbia and five U.S. territories, have elected to participate in the network. Under the awarded 25-year agreement, FirstNet will provide 20 MHz of valuable telecommunications spectrum and success-based payments of $6,500 over the next five years to support network buildout. We expect to spend about $40,000, in part recoverable from FirstNet, over the life of the 25-year contract to build, operate and maintain the network. The spectrum provides priority use to first responders, which are included as wireless subscribers and contribute to wireless revenues. As allowed under the agreement, excess capacity on the spectrum is used for any of AT&T’s subscriber base.

Under the agreement, we are required to construct a network that achieves coverage and nationwide interoperability requirements. We have a contractual commitment to make sustainability payments of $18,000 over the 25-year contract. These sustainability payments represent our commitment to fund FirstNet’s operating expenses and future reinvestments in the network which we will own and operate. FirstNet has a statutory requirement to reinvest funds that exceed the agency’s operating expenses, which are anticipated to be in the $75-$100 range annually, and when including increases for inflation, we expect to be in the $3,000 or less range over the life of the 25-year contract. Being subject to federal acquisition rules, FirstNet is prohibited from contractually committing to a specific vendor for future network reinvestment. However, it is highly probable that AT&T will receive substantially all of the funds reinvested into the network since AT&T will own and operate the infrastructure and have exclusive rights to use the spectrum as all states have opted in. After FirstNet's operating expenses are paid, we anticipate that the remaining amount, expected to be in the $15,000 range, will be reinvested into the network.

At December 31, 2017, the future sustainability payments under the agreement are $240 for 2018, $120 for 2019, 2020, and 2021, $195 for 2022 and $17,205 thereafter. Amounts paid to FirstNet which are not returned to AT&T to be reinvested into our network will be expensed in the period paid. In the event FirstNet does not reinvest any funds to construct, operate, improve and maintain this network, our maximum exposure to loss is the total amount of the sustainability payments, which would be reflected in higher expense.

The $6,500 of initial funding from FirstNet is contingent on the achievement of six operating capability milestones and certain first responder subscriber adoption targets. These milestones are based on coverage objectives of the first responder network during the construction period, which is expected to be over five years, and subscriber adoption targets. Funding payments to be received from FirstNet are reflected as a reduction from the costs capitalized in the construction of the network, and, as appropriate, a reduction of associated operating expenses.

As of December 31, 2017, we have completed certain task orders related to the construction of the network and have collected $328 to date. We have reflected these amounts as a reduction to the costs incurred to complete the task orders. We anticipate collecting the remainder of the $6,500 from FirstNet as we achieve milestones set out by FirstNet over the next five years.